SHARE SALE/PURCHASE AGREEMENT

To:	The Person listed on the Counterpart Signature Page hereof (the "Seller")

Re:
Purchase of _____________ shares that are "free-trading" (the "Common Stock") of Aviation Upgrade Technologies, Inc., a Nevada corporation ("Aviation Upgrade Technologies"), pursuant to this Share Purchase Agreement (the "Agreement")

To Seller:

The undersigned (the "Buyer") offers to purchase _____________ shares of Common Stock of Aviation Upgrade Technologies from you (the "Seller") as follows:

RECITALS:

WHEREAS, the Buyer (as defined herein) wishes to purchase _____________ shares of Common Stock of Aviation Upgrade Technologies from certain current stockholders of Aviation Upgrade Technologies; and

WHEREAS, Aviation Upgrade Technologies is contemplating entering into a Change in Control Transaction by virtue of a reorganization, merger or acquisition with a potential target company (the “Target”) which may or may not be beneficial to Aviation Upgrade Technologies and its stockholders (the "Reorganization Transaction"); and

NOW, THEREFORE, the parties hereto do hereby agree as follows:

A.            The Seller is the owner of the ______________ shares of Common Stock of Aviation Upgrade Technologies indicated on the Counterpart Signature Page that the Seller wishes to sell to the Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and that the Buyer wishes to purchase from the Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

B.            Aviation Upgrade Technologies is a publicly-held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. Aviation Upgrade Technologies files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Seller and the Buyer have been provided with access to all reports of Aviation Upgrade Technologies via the EDGAR system of the Securities and Exchange Commission that have been filed by or with respect to Aviation Upgrade Technologies during the past 12 months and longer.

C.            The Seller and the Buyer are aware of all material information respecting the past, present and proposed business operations of Aviation Upgrade Technologies, its management, financial position or otherwise; that there is no current "established trading market" for the Common Stock of Aviation Upgrade Technologies which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "AVUG" and that it is uncertain at this time whether there will be any future market for the Common Stock of Aviation Upgrade Technologies; and that the purchase price being paid for the Aviation Upgrade Technologies Common Stock bears no relationship to assets, book value or other established criteria of value.

D.            The Seller and the Buyer are also aware of the potential reorganization, merger or acquisition by Aviation Upgrade Technologies of Target, as referenced in the Recitals;

E.             The Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of the Seller covered by this Agreement, to-wit:

(i)	The Buyer is not relying on any representation or warranty of the Seller whatsoever, except those representations and warranties contained in this Agreement;

(ii)
The Buyer has conducted the Buyer's own investigation of the risks and merits of an investment in Aviation Upgrade Technologies, and to the extent desired, including, but not limited to a review of Aviation Upgrade Technologies's books and records, financial and otherwise, its annual, quarterly and current reports and any registration statements contained in the Edgar Archives of the Securities and Exchange Commission, and has had the opportunity, to the extent that the Buyer deemed reasonable or necessary, to discuss this documentation with the directors and executive officers of Aviation Upgrade Technologies; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered satisfactorily;

(iii)
The Buyer is an "accredited investor" as that term is known or defined under applicable United States securities laws, rules and regulations, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

(iv)	The Buyer has full power and authority to execute and deliver this Agreement, without qualification;

(v)
The Buyer is purchasing the Common Stock for Buyer's account only, and not for the account of or in concert with any other person or entity, and except as otherwise set forth immediately below, there are no affiliations, arrangements, understandings or agreements, written or oral, respecting the subsequent resale of any of the Common Stock with any person or any entity;

(vi)
The Buyer will fully comply with all provisions of United States and state securities laws, rules and regulations in the resale of any of the Common Stock acquired hereunder, and will timely make all required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable;

(vii)	Buyer is not an "affiliate" or an "associate" as those terms are defined under applicable United States securities laws, rules and regulations of Aviation Upgrade Technologies or Target;

(viii)
Buyer (and its principals, if an entity) has not: (a) been party to any adverse proceeding brought by the Securities and Exchange Commission or any similar state agency; (b) any material criminal proceeding regarding the purchase or sale of securities or other crimes, excluding only misdemeanor crimes; or (c) filed bankruptcy proceedings within the past five years; and

(ix)
The Buyer agrees and understands that the amount being paid by the Buyer as outlined in Exhibit A may be more or less than other Aviation Upgrade Technologies shareholders may be selling their stock in similar transactions.

Accordingly, the parties hereto (subject to the Seller's acceptance hereof) agree as follows:

A.            The Buyer hereby offers to purchase from the Seller the shares of Common Stock of Aviation Upgrade Technologies as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and the Seller agrees to sell to the Buyer the shares of Common Stock of Aviation Upgrade Technologies owned by the Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

B.             The Common Stock, all accompanying documents and the purchase funds shall be held in escrow until the “Closing” which shall occur only upon the satisfaction of the following:

(i)             Delivery of the Common Stock by the Seller to the Buyer along with an appropriate medallion guaranteed stock power (or functional equivalent satisfactory to Aviation Upgrade’s Transfer Agent);

(ii)            Execution of this Agreement by both Buyer and Seller; and

(iii)           Deposit of the purchase funds in escrow for the benefit of Seller.

Seller specifically agrees that the transactions contemplated by this Agreement shall not occur until all the aforementioned conditions are met. Seller also understands that there is a risk that all the aforementioned conditions may not be satisfied and the transaction contemplated herein may not occur. In such a case, the Common Stock shall be returned to Seller and the purchase funds shall be returned to Buyer.

1.             Certificates representing the Common Stock shall be delivered to the Buyer in exchange for payment by the Buyer to the Seller of the amounts required herein from funds to be deposited by the Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into the Buyer's name and delivery of the stock certificate or certificates representing the Common Stock to the Buyer by Federal Express, priority delivery, which stock certificate shall bear no restriction or notation.

2.             By acceptance of this offer, the Seller hereby covenants and warrants:

(i)	That the Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; and

(ii)	That the Seller has done no act to encumber the Common Stock.

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement (the "Agreement") dated as ________________, 2006, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement.

BUYER:

Dated:	By
(Signature)

SELLER:

Dated:
(Signature)

Number of Shares Sold: _____________________

Cash Consideration: $______